Competitively Well Positioned • Focused portfolio of leading brands • Branded expertise: 75% of sales branded, 2/3 with #1 brand share • Center store merchandising scale — businesses work together New Del Monte LTM Sales $3,107 LTM Adj. EBITDA $475 SSoup and Del Monte Brands Pet Products Seafood Infant Feeding LTM Sales $1,335 $891 $575 $306 Leading Brands 8

Competitively Well Positioned Diversified Product Base Across Multiple Attractive Categories Private Label Segment Growth Dollar Sales CAGR (1997-2001) 8.0% LTM Tuna 8.2% Category Growth 6.0% 5.0% 4.0% 3.9% 2.3% 2.0% 1.8% 1.9% 1.5% 0.0% (1.4)% -2.0% Fruit, Pet Foods Pet Snacks Tuna Soup Baby Food Vegetables & Tomatoes Category Size ($Bn) $4.3 $10.4 $1.9 $1.1 $3.8 $0.9 Source: IRI, Pet Food and Pet Snack category from Heinz estimates 9

Platform with Proven Results Management Focused on Execution Fruit Vegetables Solid Tomatoes 17% Price Premium 42% Price Premium 52% Price Premium Mkt. Share Mkt. Share Mkt. Share (Volume) vs Private Label (Volume) vs Private Label (Volume) vs Private Label 50.0% 30.0% 30.0% 21.3% 43.2% 22.8% 20.0% 40.5% 20.3% 40.0% 20.0% 9.6% 10.0% 30.0% 10.0% 0.0% 1997 2002 1997 2002 1997 2002 Proven track record of share increases while increasing price premium over private label Source: ACNielsen SCANTRACK Shares as of 52 weeks ended 6/30/97 and 6/30/02 and premiums as of 6/30/02 12

Pet Population Growing Pet Owning Population is a Key Driver Behind Market Growth • Pet ownership increased steadily in the 90s • Over 50% of all U.S. households own either a dog (39%) or cat (34%), with 16% owning both Number of Dogs/Cats in U.S. % of U.S. Households Owning Cat(s) or Dog(s) (millions) 100 40% 36% 39% 34% 80 73 30% 63 66 64 30% 61 59 60 68 63 20% 14% 16% 54 58 40 53 53 10% 20 Dog Cat 0% 0 Cat Dog Both Dog & 1990 1992 1994 1996 1998 2000 Cat 1994 2000 Source: APPMA National Pet Owners Study 19

Channel Shift Led by Club/Mass Merchants While grocery still represents 42% of pet category dollar sales, CMM has clearly emerged as “The Pet Category Growth Engine” (% Category Dollars) Sales by Channel 50% 45% 42% 40% 35% 32% 30% 25% 20% 16% 15% 10% 5% 0% (1) (2) Grocery CMM Specialty FY99 FY00 FY01 FY02 Source: ACNielsen Consumer Factbook (1) Excludes supercenters (2) Includes Wal-Mart and club 20

Pet Business Strategic Focus Strategic Reset Core Businesses Optimized • #1 Palatability Dog • Marketing responsiveness • Strong name recognition Cat • Quality, price, marketing • Leading share / High growth category Snacks • High margin • Innovative • Wal-Mart focused Private Label • R&D capability Non-Core Brands Rationalized • Exploit regional brand strengths • Rationalize SKUs • License under-utilized brands Key Business Issues Corrected • Resources — consumer spend/innovation • Quality — establish/maintain standards • Strategic Execution — streamlined businesses/brand equity driven 21

Shares are Building Momentum as Planned Shares are Responding to the Increased Investment and Focus Kibbles ‘n Bits 9-Lives Canned 7.4% 7.3% 7.1% 14.5% 14.6% 14.6% 14.5% 6.6% Q1 FY02 Q4 FY02 October YTD Latest 13 Q1 FY02 Q4 FY02 October YTD Latest 13 Weeks FY03 Weeks FY03 Pup-Peroni Pounce 45.6% 37.6% 38.3% 35.9% 15.8% 15.3% 14.9% 13.8% Q1 FY02 Q4 FY02 October YTD Latest 13 Q1 FY02 Q4 FY02 October YTD Latest 13 Weeks FY03 Weeks FY03 Source: ACNielsen Scantrack, latest period ending 11/2/02, dollar share Total US Food and Mass (less Wal-Mart) 24

Dog Food – Category Trends • Larger dry dog segment driving category growth – 74% of Heinz sales within dry dog category • Dry dog divided into four segments: palatability, basic nutrition, private label and super premium – High degree of switching between basic nutrition and palatability, which together account for 60% of dry dog category • Products in all categories deliver 100% of nutritional requirements Dog Food Sales Dry Dog Market Segments ($ billions) 6.0 5.7% 5.2 Palatability 4.7 CAGR Super 5.0 19% 4.3 Premium 3.7 13% 4.0 2.9 3.0 2.7 2.5 Basic Nutrition Dry 2.1 41% 1.8 Value/Private 2.0 1.7 1.8 2.6% Label Wet CAGR 27% 1.0 1.1 1.2 1.3 1.4 1.2 1.2 1.2 0.8 0.8 0.9 0.0 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002E Source: Davenport Research, Oct. 1, 2002 Source: ACNielsen, as of August 3, 2002; based on volume 26

– Strong Brand Equity Status • #1 dollar share in the Palatability dry dog food segment, and only major brand with a highly differentiated taste positioning • Highly responsive to marketing Strategy • Continue with higher reinvestment in marketing • Innovate with new products • Position against palatability Strong Consumer Awareness Drive Market Share with Advertising (Volume 95.0 100% in 000 Cases) 700 81.0 80% 72.0 65.0 650 AAF III 56.0 August FSI Sept FSI 60% 600 Start of Advertising 40% 550 Burgers ‘n Cheeez Intro 20% 500 Event 0% 450 Purina Pedigree Purina Kibbles ‘n 5/11/02 6/8/02 7/6/02 8/3/02 8/31/02 9/28/02 10/26/02 Dog Chow ONE Chunks 4 Weeks Ended Source: Business’s Consumer Satisfaction Survey 2000 27

Cat Food – Category Trends Wet Cat Represents a Significant Percentage of Cat Food Category • Stable category with modest growth • Taste is key product attribute for consumers • Flavor innovation drives category Cat Food Sales ($ billions) $5 2 .9% CAGR 4.0 $4 3.6 3.4 3.4 3.3 3.0 1.7 $3 1.5 1.9 1.6 1.5 1.6 $2 2.3 $1 1.9 2.1 1.5 1.7 1.4 $0 1992 1994 1996 1998 2000 2002E Wet Dry 0.2% CAGR 5.3% CAGR Source: Davenport Research, Oct. 1, 2002 28

9 lives – Leading Share With Strong Equity Status • 9-Lives is one of the most recognized cat food brands with a 21% volume share of the wet cat food segment Strategy • Reinforce commitment to taste positioning which delivers on brand equity • Introduce flavor and packaging innovation • Key focus: put quality back into the product, increase price behind the quality and communicate to the consumer Consumer Awareness 95.0 100% 92.0 92.0 82.0 80% 72.0 60% 40% 20% 0% Fancy Feast Friskies Whiskas Alpo Source: Business’s Consumer Satisfaction Survey 2000 29

Pet Snacks Industry Overview Fast Growing Segment • Volume growth driven by consumers seeking convenience and indulgence • Pet owners increasingly willing to pamper pets with snacks • Growth opportunity through increasing household penetration – Less than 50% segment penetration Pet Snack Industry Sales(1) ($ billions) 2,000 1,500 CAGR 9.9% 1,000 500 0 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002E Source: Davenport Research, Oct. 1, 2002 (1) Does not include rawhide sector sales 30

Pet Snacks Brand Leadership Strong Market Share • High growth brands • Strong margins • Successful innovation • Return to quality Pet Snack Market Share Share Category Position Pounce 37% #1 Pup-Peroni 22% #1 Jerky Treats 7% Scooby Snacks 3% #2 Meaty Bone 6% Total Snacks 25% #2 Source: ACNielsen, 52 Week 11/2/02; dollar share Creative merchandising and marketing and the pet indulgence trend has driven growth of 9.4% over the last 3 years 31

Starkist — Undisputed Category Leader Industry Overview • $1.1Bn tuna market • Stable overall category • Volume shift to club/mass merchant channel Market Share • Highly concentrated industry 50% 43% • Introducing innovation in category 40% 30% 23% Company Overview 20% 16% 13% • StarKist solidifies its #1 market share 10% 5% • Low cost producer 0% Bumble Bee Chicken of the Private Label Other (Con Agra) Sea • Clear innovator in the category Last 12 Weeks ? : 1.9% (5.2%) 2.1% 0.6% NA – Transforming the industry with Source: AC Nielsen 52 weeks ending 11/2/02; Pouch based on volume – Pouch has grown to $130 million in two years with high margins 34

Pouch is Transforming the Industry Strong Consumer Response; Incremental High Margin Volume % cumulative trial StarKist Pouch Trial Penetration penetration 20.0% 18.0% 18.5 16.0% 15.4 14.0% 13.8 12.0% 12.0 11.5 10.0% 10.0 8.0% Repeat usage 7.5 6.0% exceeds 50% 5.5 4.0% 2.0% 2.0 0.6 0.0% 10/14/0012/9/00 2/3/013/31/01 5/26/01 7/21/01 9/15/0111/10/01 1/5/02 3/2/024/27/02 6/22/02 7/22/02 Source: ACNielsen 35

Responsive to Media Increasing Share of High-Margin Pouch Drives Profits Dollar StarKist Pouch Market Share Pouch Gross Profit as Percent of Share 12.0% 30% Total 26% 10.5 10.0% 9.0 10.2 20% 8.9 8.0% 8.3 20% 7.1 5.7 6.0% 5.2 5.2 4.9 4.0% 10% 3.9 3.4 4% 2.0% 1.6 Media Flight 0% 0.0% 0% 9/9/00 3/3/01 9/1/01 4/6/02 9/1/02 2000 2001 2002 1H03 FY02 media spending: $5MM Increasing contribution to gross margins New Del Monte Plan: $9MM Margins 10pts higher than average Source: ACNielsen 36

Platform for Product Innovation Pipeline is Full ’04 May ’03 May .. ‘02 Feb .. ‘01 Aug .. ‘00 Sept 38

Declining Dependence on Chunk Light 1/2's

Mix Improvement -- Reduced Dependency on Lower-Margin, More Price Volatile Products

- **Shift in mix away from volatile C/L ½'s**
- **Rationalize promotional activity in conjunction with Pouch**
- **Less volatile pricing environment for C/L ½'s**



Volume Mix
75%
50%
25%
0%
59.2%
47.8%
2Q01
2Q03

39

#1 Private Label Soup Supplier Leverage Branded Expertise to Grow Underdeveloped Private Label Category • Strong private label growth of 8.2% • #1 private label competitor with 73% share – Product development – Merchandising expertise • Significant opportunity to increase private label category penetration Share Volume Trend Private Label Penetration 14% 50% 42.4% 12% 10.4% 40% 38.1% 36.2% 9.7% 9.2% 31.6% 8.5% 31.6% 10% 30% 8% 20.9% 20% 16.1% 6% 12.6% 4% 10% 2% 0% 0% Vegetables Fruit Cooking Solid Syrups Ketchup Canned Soup 1999 2000 2001 2002 Oil Tomatoes Pasta Source: AC Nielsen Source: IRI as of April 21, 2002 43

Infant Feeding Leverage Del Monte Brand Name For Share Growth and Innovation • Continuing stable category trends • Opportunity to re-launch brand under Del Monte name • Expand product offering into toddler segment • Strengthen #2 position and provide alternative to trade (Gerber) • Ability to take share from a weakened Beech-Nut Sales by Product Infant Feeding Market Share Dried Food Beech-Nut Prepared 4% 12% Food 20% Other Baby 13% Food 2% Milk Formula 74% Gerber 75% Source: Euromonitor for 2000 Source: AC Nielsen 52-weeks ended 11/2/02, volume share 44

LTM Pro Forma EBITDA LTM EBITDA Build-Up ($ millions) LTM EBITDA(1) Del Monte Adj. LTM EBITDA(2) $161.2 Heinz Businesses Adj. LTM EBITDA(2) 302.4 LTM EBITDA $463.6 Corporate Charges and Shared Services Addback 11.6 Pro Forma LTM EBITDA $475.2 (1) As of September 30, 2002 for Del Monte and October 31, 2002 for Heinz Businesses (2) Excludes certain non-recurring charges and credits 51

Pro Forma Strong Cash Flow Generation Pro Forma Cash Flow ($ millions) Combined Pro Forma LTM EBITDA $475.2 Adjustments: • Pro Forma Cash Interest (1) (120.0) • Pro Forma Cash Taxes(2) (78.0) • Maintenance Capital Expenditure(3) (60.0) Pro Forma Free Cash Flow $217.2 Deleveraging (1) Assumes closing date debt levels and rates (2) Assumes 30% tax rate (3) Excludes CapEx to obtain synergies 52

Pro Forma Debt (1) ($millions) Pre-closing Post-closing Del Monte Debt / Debt / Standalone EBITDA Pro Forma EBITDA Revolver $114.1 $213.8 Existing Del Monte Term Loans 288.8 0.0 Senior Secured Bank Debt 0.0 1,050.0 Total Senior Debt $402.9 2.5x $1,263.8 2.7x Average Senior Debt(2) $383.1 2.4x $1,100.0 2.3x New Senior Subordinated Notes 0.0 300.0 Existing Sr. Subordinated Notes 300.0 300.0 Total Debt $702.9 4.4x $1,863.8 3.9x Average Total Debt (2) $683.1 4.2x $1,700.0 3.6x LTM Adj. EBITDA $161.2 $475.2 (1) Assumes December 31, 2002 closing (2) Average monthly revolver of $50 million 53